UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

DIRTT ENVIRONMENTAL SOLUTIONS LTD.

(Exact name of Registrant as Specified in Its Charter)

Alberta, Canada	001-39061	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7303 30th Street S.E.

Calgary, Alberta, Canada T2C 1N6

(Address of principal executive offices, including zip code)

(403) 723-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	DRTT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Chief Operating Officer and Interim Co-CEO

On June 3, 2022, Jeffrey Calkins’ employment with the Company and his appointment as Chief Operating Officer and as Interim Co-CEO of the Company ceased pursuant to the without just cause termination provisions of Mr. Calkins’ Executive Employment Agreement with the Company. As a result, Mr. Calkins will be entitled to the rights and payments set forth in Section 9 of his Executive Employment Agreement for a termination without just cause, subject to the conditions stated therein. Mr. Calkins’ Executive Employment Agreement is filed as Exhibit 10.10 to the Company’s Registration Statement on Form 10, filed on September 20, 2019. The foregoing summary of Mr. Calkins’ rights under the Executive Employment Agreement does not purport to be complete and is qualified it its entirety by reference to that agreement, which is incorporated herein by reference.

Departure of Chief Commercial Officer

On June 3, 2022, Jennifer Warawa’s employment with the Company and her appointment as Senior Vice President & Chief Commercial Officer of the Company ceased pursuant to the without just cause termination provisions of Ms. Warawa’s Executive Employment Agreement with the Company. As a result, Ms. Warawa will be entitled to the rights and payments set forth in Section 9 of her Executive Employment Agreement for a termination without just cause, subject to the conditions stated therein. Ms. Warawa’s Executive Employment Agreement is filed as Exhibit 10.15 to the Company’s Registration Statement on Form 10, filed on September 20, 2019. The foregoing summary of Ms. Warawa’s rights under the Executive Employment Agreement does not purport to be complete and is qualified it its entirety by reference to that agreement, which is incorporated herein by reference.

Item 7.01	Regulation FD

The Company issued a press release announcing these leadership changes on June 3, 2022. A copy of that press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1*	Press Release issued by DIRTT Environmental Solutions Ltd. on June 3, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIRTT Environmental Solutions Ltd.

Date: June 3, 2022	By:	/s/ Charles R. Kraus
Charles R. Kraus
Senior Vice President, General Counsel & Corporate Secretary

3